UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

ADAPTIVE MEDIAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54074	26-0685980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

47 Discovery Suite 220
Irvine, CA 92618

(Address of principal executive offices) (zip code)

949-525-4466

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 20, 2016, Adaptive Medias, Inc. (the “Company”) dismissed Ramirez Jimenez International CPAs (“RJI”) as its independent registered public accounting firm effective on the same date. During the years ended December 31, 2014 and 2013 and through the dismissal date, the reports of RJI did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, with the exception of an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern. The decision to dismiss RJI was unanimously approved by the Company’s Board of Directors (the “Board”).

The Company engaged Anton & Chia, LLP (“Anton & Chia”) as its new independent registered public accounting firm effective as of January 20, 2016 to audit the Company’s financial statements for the fiscal year ended December 31, 2015. The decision to appoint Anton & Chia was unanimously approved by the Board.

During years ended December 31, 2014 and 2013, and during the subsequent interim period through January 20, 2016, there were no disagreements with RJI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of RJI, would have caused it to make reference to the subject matter of the disagreement in connection with its reports rendered with respect to those fiscal years, nor were there any “reportable events” (as defined in Item 304 of Regulation S-K).

During fiscal years 2014 and 2015, and during the subsequent interim period through January 20, 2016, neither we nor anyone on our behalf engaged Anton & Chia regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event” (each as defined in Item 304 of Regulation S-K).

The Company made the contents of this Current Report on Form 8-K (this “Current Report”) available to RJI, and requested that RJI furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report. A copy of this letter is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Ramirez Jimenez International CPAs

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTIVE MEDIAS, INC.

Date: January 26, 2016	By:	/s/ John Strong
	Name:	John Strong
	Title:	Chairman and Chief Executive Officer

Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Ramirez Jimenez International CPAs